UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 23, 2003
Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

DELAWARE	001-11015	36-1169950
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1850 N. CENTRAL AVE., PHOENIX, ARIZONA	85077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1

Item 5. OTHER EVENTS

On January 23, 2003, Viad Corp (the “Company”) issued a press release announcing its unaudited financial results for the fourth quarter and 2002 fiscal year. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits 99.1 – Press release dated January 23, 2003, issued by Viad Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

January 23, 2003	By /s/ G. Michael Latta G. Michael Latta Vice President — Controller (Chief Accounting Officer and Authorized Officer)